Income Taxes (Details 1) (USD $)	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets:
Equity based compensation	$ 229,000	$ 102,000
Allowance for doubtful accounts	552,000	1,000
Lease merchandise	582,000
Net operating loss carry-forwards	1,680,000	1,660,000
Gross deferred tax assets	3,043,000	1,763,000
Valuation allowance	(3,042,000)	(1,744,000)
Net deferred tax assets	1,000	19,000
Deferred tax liabilities:
Fixed assets	(1,000)	(19,000)
Deferred Tax Liabilities, Net